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                                                                     Exhibit 32

               CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



In connection with the quarterly Report of Lodgian, Inc., (the "Company") on Form 10-Q for the period ended March 31, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), we, W. Thomas Parrington, the Chief Executive Officer and Manuel Artime, the Chief Financial Officer, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of our knowledge and after reasonable inquiry:

     1. The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



                                           LODGIAN, INC.

                                By:       /s/  W. THOMAS PARRINGTON
                                    --------------------------------------------
                                               W. THOMAS PARRINGTON
                                    President and Chief Executive Officer


                                By:          /s/  MANUEL ARTIME
                                    --------------------------------------------
                                                  MANUEL ARTIME
                                        Executive Vice President and Chief
                                                Financial Officer



A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to Lodgian, Inc. and will be retained by Lodgian, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.